SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  April 3, 2002

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                         BARRETT BUSINESS SERVICES, INC.
               (Exact name of registrant as specified in charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                                     0-21886
                                (SEC File Number)

                                   52-0812977
                        (IRS Employer Identification No.)

         4724 S.W. Macadam Avenue
         Portland, Oregon                                    97201
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 220-0988

Item 5.  Other Events.

      On April 3, 2002, Barrett Business Services, Inc. (the "Company"), issued a press release announcing amended financial results for the fourth quarter and year ended December 31, 2001, reflecting the recording of a $1,837,000 after tax charge primarily related to additional reserves for workers' compensation expense at December 31, 2001, arising out of unforeseen adverse development in workers' compensation claims reported to the Company after its initial announcement of operating results for 2001 in early February 2002. A copy of the press release is attached to this report as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  The following exhibit is filed with this report:

            99. Press release issued April 3 2002, by Barrett Business Services, Inc., announcing amended financial results for the fourth quarter and year ended December 31, 2001.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BARRETT BUSINESS SERVICES, INC.


Dated:  April 3, 2002         By:  /s/ Michael D. Mulholland
                                   -------------------------------
                                    Michael D. Mulholland
                                    Vice President - Finance